SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 24, 2004

                          GOLDEN PHOENIX MINERALS, INC.
               (Exact Name of Registrant as Specified in Charter)

            MINNESOTA                    0-22905             41-1878178
       (State or other jurisdiction   (Commission         (IRS Employer
            of incorporation)          File Number)        Identification No.)

            1675 EAST RIVER PRATER WAY, SPARKS, NEVADA            89434
                (Address of principal executive offices)        (Zip code)

                (775) 853-4919
        Registrant's telephone number, including area code

          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

      (c)(1) On November 24, 2004, Golden Phoenix Minerals, Inc., a Minnesota corporation (the "Golden Phoenix") announced that its Board of Directors had appointed Bill Thomas as Chief Financial Officer and issued a press release with respect to such appointment.

      (2) Mr. Thomas has been Controller at Golden Phoenix for more than one year. Prior to joining Golden Phoenix, Mr. Thomas was Chief Financial Officer for O'Hara Resources Ltd., a mining and petroleum company from December 1999 to November 2003, and Patterson Inc., a natural resource manufacturing company from April 1993 to October 1999.

      (3) Golden Phoenix and Mr. Thomas did not enter into an employment agreement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibit No. 99.1 - Press Release.

EXHIBIT             DESCRIPTION                        LOCATION

Exhibit 99.1        Press Release                      Provided herewith


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:November 24, 2004                   GOLDEN PHOENIX MINERALS, INC.

                                         By:/s/Michael R. Fitzsimonds
                                            ------------------------------------
                                         Name:    Michael R. Fitzsimonds
                                         Title:   President and
                                                  Chief Executive Officer


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